QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on August 14, 2002

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 14, 2002
(Date of earliest event reported: August 14, 2002)

Pacific Capital Bancorp
(Exact name of registrant as specified in its charter)

CALIFORNIA	0-11113	95-3673456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1021 Anacapa St. Santa Barbara, CA		93101
(Address of principal executive offices)		(Zip Code)

        Registrant's telephone number, including area code: (805) 564-6298

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 9. Regulation FD Disclosure

        On August 14, 2002, the Chief Executive Officer, William S. Thomas, Jr., and the Chief Financial Officer, Donald Lafler, of Pacific Capital Bancorp submitted to the SEC a certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        A copy of this certification is attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	PACIFIC CAPITAL BANCORP
	By:	/s/ DONALD LAFLER
	Name:	Donald Lafler Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit 99.1:	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

QuickLinks

FORM 8-K
ITEM 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index